ABSC 2004-HE8

Credit Suisse First Boston

6,343 records

Balance: 1,073,667,752

1. DISTRIBUTION BY FICO

									Sched
			% of	Gross	Gross	Gross	Gross	Servicing	Rem
DISTRIBUTION BY FICO	Count	Balance	Balance	Rate	Margin	Lifecap	Lifefloor	Fees	Term
<= 500	5	568,900.00	0.05	9.106	5.700	15.150	8.150	0.5	289
501 - 510	24	2,250,283.13	0.21	9.508	6.369	17.006	10.006	0.5	329
511 - 520	78	9,897,675.64	0.92	8.601	5.674	15.568	8.607	0.5	350
521 - 530	269	37,800,041.62	3.52	8.232	5.756	15.232	8.239	0.5	357
531 - 540	277	39,491,337.78	3.68	8.201	5.704	15.222	8.230	0.5	356
541 - 550	272	42,602,725.07	3.97	7.810	5.631	14.797	7.799	0.5	356
551 - 560	387	57,499,256.91	5.36	7.574	5.624	14.584	7.584	0.5	355
561 - 570	325	52,099,302.44	4.85	7.447	5.608	14.486	7.496	0.5	356
571 - 580	297	44,059,640.40	4.10	7.396	5.580	14.362	7.373	0.5	354
581 - 590	402	60,668,652.68	5.65	7.320	5.608	14.180	7.190	0.5	351
591 - 600	430	62,226,865.00	5.80	7.309	5.549	14.150	7.159	0.5	351
601 - 610	414	67,585,512.26	6.29	7.165	5.527	14.005	7.013	0.5	350
611 - 620	390	58,563,919.31	5.45	7.145	5.510	13.965	6.965	0.5	349
621 - 630	408	73,566,959.61	6.85	7.014	5.493	13.913	6.915	0.5	351
631 - 640	421	72,915,242.87	6.79	6.985	5.449	13.869	6.881	0.5	351
641 - 650	428	81,579,236.30	7.60	7.041	5.482	13.890	6.901	0.5	352
651 - 660	349	66,518,204.40	6.20	6.997	5.519	13.923	6.923	0.5	352
661 - 670	283	57,126,570.09	5.32	6.860	5.464	13.805	6.816	0.5	351
671 - 680	172	37,288,178.92	3.47	6.655	5.336	13.635	6.633	0.5	349
681 - 690	161	32,104,110.49	2.99	6.785	5.269	13.717	6.715	0.5	351
691 - 700	111	22,309,438.13	2.08	6.705	5.367	13.572	6.603	0.5	349
701 - 710	117	23,293,123.26	2.17	6.719	5.260	13.692	6.667	0.5	349
711 - 720	77	14,917,335.38	1.39	6.460	5.236	13.344	6.340	0.5	345
721 - 730	62	13,760,110.46	1.28	6.576	5.234	13.537	6.533	0.5	345
731 - 740	55	12,168,677.36	1.13	6.546	5.255	13.467	6.439	0.5	351
741 - 750	38	8,049,296.52	0.75	6.452	5.331	13.371	6.349	0.5	353
751 - 760	37	9,783,444.71	0.91	6.294	5.187	13.234	6.198	0.5	350
761 - 770	22	5,121,477.71	0.48	6.663	5.219	13.665	6.637	0.5	352
771 - 780	13	3,815,992.00	0.36	6.455	5.228	13.513	6.477	0.5	351
781 - 790	13	2,809,979.83	0.26	6.850	5.432	13.873	6.873	0.5	339
791 - 800	5	906,342.00	0.08	6.266	3.500	12.000	4.780	0.5	316
801 - 810	1	319,920.00	0.03	6.230	5.550	13.23	6.230	0.5	357
Total:	6,343	1,073,667,752.28	100.00	7.195	5.512	14.139	7.143	0.5	352

					Month
	Rem	Orig	Initial	Periodic	to Next	Provided	Known		LTV > 80 w
DISTRIBUTION BY FICO	Amort	Term	Cap	Cap	Adjustment	LTV	FICOs	Avg Balance	MI
<= 500	289	291	1.500	1.500	35	71.48	500	113,780.00	0
501 - 510	329	331	1.500	1.500	34	70.98	507	93,761.80	0
511 - 520	350	352	1.480	1.480	26	72.69	517	126,893.28	0
521 - 530	357	358	1.496	1.496	23	75.10	526	140,520.60	0
531 - 540	356	358	1.496	1.496	23	75.78	536	142,568.01	0
541 - 550	356	357	1.502	1.499	24	75.62	546	156,627.67	0
551 - 560	355	356	1.500	1.500	24	77.96	555	148,576.89	0
561 - 570	356	357	1.500	1.495	23	76.72	565	160,305.55	0
571 - 580	353	355	1.495	1.495	23	77.68	576	148,348.96	0
581 - 590	350	353	1.495	1.495	23	79.95	585	150,917.05	0
591 - 600	350	353	1.495	1.495	24	79.79	596	144,713.64	0
601 - 610	348	352	1.496	1.496	23	80.71	605	163,250.03	0
611 - 620	346	350	1.500	1.500	24	81.94	616	150,163.90	0
621 - 630	348	353	1.499	1.499	23	82.78	625	180,311.18	0
631 - 640	346	352	1.494	1.494	24	82.83	635	173,195.35	0
641 - 650	347	353	1.495	1.495	23	83.27	645	190,605.69	0
651 - 660	346	354	1.500	1.500	23	82.42	656	190,596.57	0
661 - 670	344	352	1.531	1.531	23	83.04	665	201,860.67	0
671 - 680	333	351	1.639	1.639	21	81.79	675	216,791.74	0
681 - 690	337	353	1.627	1.627	21	83.18	685	199,404.41	0
691 - 700	336	351	1.625	1.625	21	80.73	695	200,985.93	0
701 - 710	335	351	1.674	1.674	20	83.04	706	199,086.52	0
711 - 720	328	347	1.697	1.697	20	81.35	715	193,731.63	0
721 - 730	333	346	1.641	1.641	21	80.57	725	221,937.27	0
731 - 740	337	353	1.690	1.690	22	81.92	735	221,248.68	0
741 - 750	339	355	1.651	1.651	20	80.90	745	211,823.59	0
751 - 760	329	352	1.746	1.746	20	81.55	755	264,417.42	0
761 - 770	331	354	1.693	1.693	22	84.81	766	232,794.44	0
771 - 780	330	353	1.742	1.742	19	79.95	775	293,537.85	0
781 - 790	334	341	1.500	1.500	22	80.12	786	216,152.29	0
791 - 800	278	317	3.000	3.000	1	78.99	795	181,268.40	0
801 - 810	336	360	1.500	1.500	21	80.00	805	319,920.00	0
Total:	347	353	1.526	1.525	23	80.45	620	169,268.13	0
Min FICO: 500
Max FICO: 805
WA FICO: 620

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

9/28/2004 16:10

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